UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 24, 2003

PAINCARE HOLDINGS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	1-14160	(06-1110906)
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NUMBER)

37 N. ORANGE AVENUE, SUITE 500

ORLANDO, FLORIDA 32801

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

(407) 926-6615

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

(407) 926-6616

(REGISTRANT’S FACSIMILE NUMBER, INCLUDING AREA CODE)

WWW.PAINCAREINC.COM

(REGISTRANT’S WEBSITE ADDRESS)

HELPMATE ROBOTICS, INC.

SHELTER ROCK LANE, DANBURY, CONNECTICUT, 06810: (203) 798-8988

(FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5. OTHER EVENTS—REGULATION FD DISCLOSURE.

Effective February 24, 2003, PainCare Holdings, Inc. (the “Company”) announced that Ronald L. Riewold, CEO and President of PainCare Management Services, Inc., a wholly owned subsidiary of the Company has been promoted to President of PainCare Holdings, Inc. Jay L. Rosen, M.D. previously held the position of President and has resigned his position as such effective February 24, 2003. Dr. Rosen will remain a member of the Company’s Board of Directors.

The press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Exhibit 99.1 Press release dated February 24, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PAINCARE HOLDINGS, INC.

Date: FEBRUARY 24, 2003	BY: /s/ RANDY LUBINSKY
Chief Executive Officer and Director

Date: FEBRUARY 24, 2003	BY: /s/ MARK SZPORKA
Chief Financial Officer, Secretary and Director